EXHIBIT 4.1

                       UPDATED SCHEDULE TO EXHIBIT 4.9 TO
                       REGISTRATION STATEMENT ON FORM S-1
                        (No. 333-37833) FILED PURSUANT TO
                 INSTRUCTION 2 TO ITEM 601(A) OF REGULATION S-K

                              CAPITAL STOCK WARRANT

                                              Purchase        Exercise
Holder          Shares         Date/Term      Price           Schedule
------          ------         ---------      -----------     ---------
Susan
McBroom         10,000         10/1/96;       $2.50/share
                               5 years

George
Strong          35,000         10/1/96;       $2.50/share     3/26/97-
                               10 years                       35,000
                                                              warrants

Roger
Breed           21,972         10/1/96;       $2.50/share     4/1/97 -
                               5 years                        21,972
                                                              warrants

Susan
McBroom         7,500          2/24/98;       $6.94/share
                               5 years